UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2024 (February 5, 2024)

Commission file number: 000-55610

GREENBACKER RENEWABLE ENERGY CO LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0872648
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

230 Park Avenue, Suite 1560

New York, NY 10169

Tel (646) 237-7884

(Address, including zip code and telephone number, including area code, of registrants Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2024, the board of directors (the “Board”) of Greenbacker Renewable Energy Company LLC (the “Company”) approved an Amended and Restated Certificate of Share Designation of Class EO Shares of the Company (the “Amended and Restated Certificate of Designation”). The Amended and Restated Certificate of Designation amends and restates the Certificate of Share Designation of Class EO Shares of the Company, dated May 19, 2022 (the “Original Certificate of Designation”) as described below. The description of the Original Certificate of Designation as set forth in Item 5.03 of the Company’s Current Report on Form 8-K as filed with the Commission on May 23, 2022, is incorporated herein by reference.

The Amended and Restated Certificate of Designation amends Section 3.1(d) of the Original Certificate of Designation to provide for the allocation of net capital gains realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Company, including but not limited to net capital gains realized in connection with an adjustment to the book value of company assets under Internal Revenue Code of 1986, as amended, Section 704(b) (“Liquidating Gains”), first to such Earnout Shares that have become Participating Earnout Shares until each such Participating Earnout Shares have a capital account (“Capital Account”) equal to the average per share Capital Account of the Class P-I Shares immediately prior to the time of such allocation (the “Target Capital Account”).

The foregoing description of the Amended and Restated Certificate of Designation does not purport to be a complete description of the terms of the Amended and Restated Certificate of Designation and is qualified in its entirety by reference to the text of the Amended and Restated Certificate of Designation, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Amended and Restated Certificate of Share Designation of Class EO Common Shares of Greenbacker Renewable Energy Company LLC, dated as of February 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2024	Greenbacker Renewable Energy Company LLC

	By:	/s/Charles Wheeler
	Name:	Charles Wheeler
	Title:	Chief Executive Officer, President and Director